EXHIBIT 10.1

                                Glint Corporation

                                 TRUST AGREEMENT



         AGREEMENT made this 24th day of August , 2000 by and between Glint Corporation, a Delaware corporation (the "Issuer") with offices at 2247 Palm Beach Lakes Boulevard (ste. 237), West Palm Beach, FL 33409, and

                  LM Capital Securities, Inc. (the "Trustee"),
           120 South Olive Ave (suite 400), West Palm Beach, FL 33401

         WHEREAS, the Issuer has filed with the Securities and Exchange Commission (the "SEC") a registration statement (the "Registration Statement") with respect to the proposed sale of between 100,000 shares (the "Minimum Offering") of its common stock and 1,000,000 shares (the "Maximum Offering") of its common stock (collectively the "Securities", and individually a "Share") as described on the Information Sheet; and

         WHEREAS, the Trustee is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), and maintains net capital equal in excess of $25,000 (as calculated in accordance with Rule 15c3-1 under the Exchange Act);

         WHEREAS, the Issuer is a "Blank Check" company as that term is used in Rule 419 ("Rule 419") under the Exchange Act, and desires the Trustee to serve as trustee for the benefit of those persons subscribing for the Securities ("Subscribers") in accordance with Rule 419; and

         NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereby agree as follows:

         1. Information Sheet. Each capitalized term not otherwise defined shall have the meaning set forth for such term in the Information Sheet attached hereto, which is incorporated by reference herein and made a part hereof (the "Information Sheet") .

         2. Establishment of Trust Account. The Trustee agrees to serve as trustee for all securities issued by the Issuer in the offering described in the Registration Statement, and for the proceeds of such offering, in accordance with Rule 419.

         2.1 The Trustee shall establish a separate, interest-bearing bank account, and shall maintain books and records indicating the name, address, and interest of each person for whom the account is held.

         2.2 On or before the date of the initial deposit in the Trust Account, the Issuer shall notify the Trustee in writing of the effective date of the Registration Statement (the "Effective Date") and the Trustee shall not be required to accept any amount for deposit in the Trust Account prior to its receipt of such notification.

         2.3 The Offering Period, which shall be deemed to commence on the Effective Date, shall consist of the number of calendar days or business days set forth on the Information Sheet. The Offering Period shall be extended by an Extension Period only if the Trustee shall have received written notice thereof at least five (5) business days prior to the expiration of the Offering Period. The Extension Period, which shall be deemed to commence on the next calendar day following the expiration of the Offering Period, shall consist of the number of calendar days or business days set forth on the Information Sheet. The last day of the Offering Period, or the last day of the Extension Period (if the Trustee has received written notice thereof as hereinabove provided), is referred to herein as the "Termination Date". After the Termination Date, the Issuer shall not deposit, and the Trustee shall not accept, any additional amounts representing payments by Subscribers.

         3.       Payments; Deposits in Trust Account.

         3.1 All payments shall be in the form of checks or money orders payable to LM Capital Securities, Inc., Trustee (Glint Corporation Offering)", and to deliver payments to the Trustee at the address indicated on the Information Sheet. Any payments received by the Issuer shall be promptly transmitted to the Trustee.


         3.2 The Trustee shall promptly deposit all monies received pursuant to this Section 3 in a segregated, interest bearing bank account constituting a "deposit" as that term is in Section defined in (3) (l) of the Federal Deposit Insurance Act. Such monies (the "Deposited Proceeds") shall be held in such bank account until distributed in accordance with this agreement.

         3.3 Simultaneously with each deposit into the Trust Account, the Issuer shall inform the Trustee by confirmation slip or other writing of the name and address of the prospective purchaser, the number of Securities subscribed for by such purchaser, and the aggregate dollar amount of such subscription (collectively, the "Subscription Information")

         3.4 The Trustee shall not be required to accept for deposit into the Trust Account checks which are not accompanied by the name and address of the Subscriber, the number of Securities subscribed for, and the aggregate dollar amount of such subscription (collectively, the "Subscription Information"). The Trustee shall advise the Issuer of any payments which are not accompanied by such information, giving the Issuer the opportunity to solicit such information; if such information is not received within five (5) business days of the payment, such payment shall be returned to the person tendering such payment.

         3.5  The   Trustee   shall  not  be  required  to  accept  any  amounts
representing payments except during Trustee's regular business hours. Checks, money orders and cash received shall be deposited as promptly as practical.

         3.6 Interest earned on the Deposited Proceeds shall be held in the Trust Account until they are released in accordance with the provisions of
Section 5 of this Agreement. If the Deposited Proceeds are released to a Subscriber, the Subscriber shall receive his or her share of interest earned on the Deposited Proceeds. If the Deposited Proceeds are released to the Issuer, all interest earned on such funds shall be released to the Issuer.

         3.7 The Trustee shall refund any portion of the Deposited Proceeds prior to disbursement of the Deposited Proceeds in accordance with Section 4 hereof upon instructions in writing signed by the Issuer.

         4.       Delivery and Holding of Securities

         4.1 For each payment received, the Issuer shall prepare a stock certificate in the name of the Subscriber representing the number of shares subscribed for, and hold such Securities for and in the name of each such Subscriber.

         4.2 The Deposited Securities shall be held for the sole benefit of the Subscribers. No transfer or other disposition of Securities held in the Trust Account or any interest related to such Securities shall be permitted other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

         5.  Disbursements from the Trust Account.

         5.1 If, prior to close of business on the Termination Date, that number of Securities constituting the Minimum Offering have been sold and the Deposited Proceeds equal or exceed the minimum amount of proceeds indicated on the Information Sheet, the Trustee shall promptly notify the Issuer of such fact in writing, and shall promptly distribute to the Issuer 10% of the Deposited Proceeds. Thereafter, the Trustee shall distribute to the Issuer 10% of all amounts received from Subscribers.

         5.2 Provided that, prior to close of business on the Termination Date, that number of Securities constituting the Minimum Offering have been sold and the Deposited Proceeds equal or exceed the minimum amount of proceeds indicated on the Information Sheet, the Trustee shall release the Deposited Proceeds to the Issuer and the certificates for the Deposited Shares to the Subscribers upon receipt of written advice from the Issuer that the requirements of paragraphs
(e)(1) and (e)(2) of Rule 419 have been met, including but not limited to representations that:

         (a) The Issuer has executed an agreement(s) for merger with or acquisition(s) of one or more business(es) or assets that will constitute a business (or line of business) of the Issuer, and that such merger(s) or acquisition(s) meets the criteria of paragraph (e)(1) of Rule 419.

         (b) The Issuer filed a post-effective amendment to its registration statement containing information (including financial statements) about the business(es) or assets to be acquired in conformance with Form SB-2 and Rule 419, and such post-effective amendment has become effective under the Securities Act of 1933.

         (c) The Issuer mailed a copy of the prospectus which was part of such post effective amendment (the "Rule 419 Prospectus") to all Subscribers within five (5) days of the date such post effective amendment became effective (the "Effective Date"), and a sufficient number of subscribers confirmed their investment during a stated period not less within 20 nor more than 45 days from such Effective Date, to permit consummation of the merger or acquisition agreement(s).

         (d) The requirements of paragraphs (e)(1) and (e)(2) of Rule 419 have been met.

         (e) The  merger  or  acquisition  described  in  paragraph  (a) of this
Section 5.2 has been consummated.

Such notification shall be accompanied by an opinion of counsel confirming Issuer's representations pursuant to this Section 5.2, which confirmation may be based on representations of officers of the Issuer with respect to factual matters.

         5.3 In the event that number of Securities constituting the Minimum Offering have not been sold as of the close of business on the Termination Date, the Trustee shall promptly notify the Issuer and refund to each Subscriber the amount held in the Trust Account for his or her account, including interest and without deduction therefrom except for payments made to the Issuer in accordance with Section 5.1 above.

         5.5 The Issuer shall promptly notify the Trustee when the Rule 419 Prospectus has become effective, and shall deliver to the Trustee copies of all writings signed by Subscribers confirming their purchase of Securities. As to any Subscriber who does not confirm his or her purchase within 45 days of the Effective Date, the Trustee shall promptly pay to such Subscriber the amount held in the Trust Account for his or her account, including interest and without deduction therefrom except for payments made to the Issuer in accordance with
Section 5.1 above .

         5.6 In the event that the conditions set forth in Section 5.2 have not been met within 18 months of the effective date of the original Registration Statement, the Trustee shall notify the Issuer and promptly pay to each Subscriber the amount held in the Trust Account for his or her account, including interest and without deduction therefrom except for payments made to the Issuer in accordance with Section 5.1 above .

         5.7 Upon disbursement of the Deposited Proceeds pursuant to the terms of this Section 5, the Trustee shall be relieved of all further obligations and released from all liability under this Agreement.

         6.  Rights, Duties and Responsibilities of Trustee.

         6.1 The Trustee shall not be responsible for performance by the Issuer of its obligations under this Agreement.

         6.2 The Trustee shall not be required to accept Subscription Information pertaining to any Subscriber unless such Subscription Information is accompanied by a check or money order representing full payment for the Securities subscribed for. The Trustee shall promptly notify the Issuer of any discrepancy between the amount received by the Trustee and the number of Securities subscribed for. Such amount need not be accepted for deposit in the Trust Account until such discrepancy has been resolved.

         6.3 The Trustee shall promptly notify the Issuer of any check or money order which is dishonored, but shall not be obliged to enforce any subscription or collection of any check or money order received hereunder. The Trustee, within a reasonable time, shall return to the Subscriber any check which is dishonored, together with the Subscription Information, if any, which accompanied such check.

         6.4 The Trustee shall be entitled to rely upon the accuracy, act in reliance upon the contents, and assume the genuineness of any notice, instruction, certificate, signature, instrument or other document which is given to the Trustee pursuant to this Agreement without the necessity of verifying the truth or accuracy thereof. The Trustee shall not be obligated to make any inquiry as to the authority, capacity, existence or identity of any person purporting to give any such notice or instructions or to execute any such certificate, instrument or other document.

         6.5 In the event that the Trustee shall be uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Trust Account or the Deposited Proceeds which are in conflict either with other instructions received by it or with any provision of this Agreement, the Trustee may deposit the Proceeds (and any other amounts that thereafter become part of the Deposited Proceeds) with the registry of a court of competent jurisdiction in a proceeding to which all parties in interest are joined. Upon the deposit by the Trustee of the Deposited Proceeds with the registry of any court, the Trustee shall be relieved of all further obligations and released from all liability hereunder.

         6.6 The Trustee shall be entitled to consult with counsel of its own choosing and shall not be liable for any action reasonably taken, suffered or omitted by it in accordance with the advice of such counsel.

         6.7 The Trustee shall have no responsibility at any time to ascertain whether or not any security interest exists in the Deposited Proceeds or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Deposited Proceeds or any part thereof.

         6.8 The Trustee shall determine whether or not the Offering has been successful, and if it determines that less than the minimum number of the Securities being offered have been sold during the Offering Period and any Extension Period, thus rendering the Offering unsuccessful, the Trustee shall return the proceeds of the Offering to the investors on a pro-rata basis, with interest pro-rata.

         7. Amendment; Resignation. This Agreement may be altered or amended only with the written consent of the Issuer and the Trustee. The Trustee may resign for any reason upon seven (7) business days written notice to the Issuer. Should the Trustee resign as herein provided, it shall not be required to accept any deposit, make any disbursement or otherwise dispose of the Deposited Proceeds, but its only duty shall be to hold the Deposited Proceeds for a period of not more than ten (10) business days following the effective date of such resignation, at which time (a) if a successor Trustee shall have been appointed and written notice thereof (lncluding the name and address of such successor Trustee) shall have been given to the resigning Trustee by the Issuer and such successor Trustee, the resigning Trustee shall pay over to the successor Trustee the Deposited Proceeds, less any portion thereof previously paid out in accordance with this Agreement, or (b) if the resigning Trustee shall not have received written notice signed by the Issuer and a successor Trustee, then the resigning Trustee shall promptly refund the remaining amount in the Deposited Proceeds to each prospective purchaser with interest thereon and without deduction therefrom, and the resigning Trustee shall notify the Issuer in writing of its liquidation and distribution of the Deposited Proceeds;
whereupon, in either case, the Trustee shall be relieved of all further obligations and released from all liability under this Agreement.

         8. Representations and Warranties. The Issuer hereby represents and warrants to the Trustee that:

         8.1 No party other than the parties hereto and the Subscribers have, or shall have any lien, claim or security interest in the Deposited Proceeds or any part thereof.

         8.2 No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Deposited Proceeds or any part thereof.

         8.3 The Subscription Information submitted with each deposit shall, at the time of submission and at the time of the disbursement of the Deposited Proceeds, be deemed a representation and warranty that such deposit represents a bona fide sale to the purchaser described therein of the amount of Securities set forth in such Subscription Information.

         8.4 All of the information contained in the Information Sheet is, as of the date hereof and will be, at the time of any disbursement of the Deposited Proceeds, true and correct.

         9. Fees and Expenses. The Trustee shall be entitled to a fee, the amount of which shall be as set forth in the Information Sheet. In addition, the Issuer agrees to reimburse the Trustee for any reasonable expenses incurred in connection with this Agreement, including, but not limited to, reasonable counsel fees, but not including review of this Agreement.

         10.  Indemnification and Contribution.

         10.1 The Issuer agrees to indemnify the Trustee and its officers, directors, employees, agents and shareholders (jointly and severally the "Indemnitees") against, and hold them harmless from, any and all loss, liability, cost, damage and expense, including, without limitation, reasonable counsel fees, which the Indemnitees may suffer or incur by reason of any action, claim or proceeding brought against the Indemnitees arising out of or relating in any way to this Agreement or any transaction to which this Agreement relates, unless such action, claim or proceeding is the result of such Indemnitee's misconduct or gross negligence.

         10.2  If  the  indemnification  provided  for  in  this  Section  10 is applicable, but for any reason held to be unavailable, the Issuer shall contribute such amounts as are just and equitable to pay, or to reimburse the Indemnitees for, the aggregate of any and all losses, liabilities, costs, damages and expenses, including counsel fees, actually incurred by the
Indemnitees as a result of or in connection with, and any amount paid in settlement of any action, claim or proceeding arising out of or relating in any way to any actions or omissions of the Issuer.

         10.3  Any  Indemnitee   which  proposes  to  assert  the  right  to  be
indemnified under this Section 10, promptly after receipt of notice of commencement of any action, suit or proceeding against such Indemnitee in respect of which a claim is to be made against the Issuer under this Section 10, will notify the Issuer of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. In case any such action, suit or proceeding shall be brought against any Indemnitee and it shall notify the Issuer of the commencement thereof, the Issuer shall be entitled to participate in and, to the extent that they shall wish, to assume the defense thereof, with counsel satisfactory to such Indemnitee. The Indemnitee shall have the right to employ counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless (i) the employment of counsel by such Indemnitee has been authorized by the Issuer, (ii) the Indemnitee shall have concluded reasonably that there may be a conflict of interest among the Issuer and the Indemnitee in the conduct of the defense of such action (in which case the Issuer shall not have the right to direct the defense of such action on behalf of the Indemnitee), or (iii) the Issuer in fact shall not have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be borne by the Issuer.

         10.4 The Issuer agrees to provide the Trustee with a copy of the Registration Statement and all amendments and post-effective amendments to such Registration Statement, including exhibits.

         10.5 The provisions of this Section 10 shall survive any termination of this Agreement, whether by disbursement of the Deposited Proceeds, resignation of the Trustee or otherwise.

         11. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Florida.

         12. Assignment. This Agreement shall be binding upon the parties hereto and their respective successors and assigns. This Agreement may not be assigned or transferred by either party without the prior written consent of the other, provided that this Agreement may be transferred or assumed by a surviving corporation in a merger or sale of substantially all such party's assets. Any transfer of the Deposited Proceeds, other than in accordance with this Agreement, shall be void unless the Issuer shall have consented in writing to such transfer.

         13. Notices. All notices required to be given in connection with this Agreement shall be sent by registered or certified mail, return receipt requested, or by hand delivery with receipt acknowledged, or by the Express Mail service offered by the United States Postal Service , and addressed, if to the Issuer, at its address set forth on the Information Sheet, and if to the Trustee, at its address set forth on the Information Sheet.

         14. Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be determined to be unpaid or unenforceable, the remaining provisions of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

          15. Closing. The closing shall take place within 90 days of the Effective Date unless an additional 90 days is approved by the Issuer, but in no instance later than 180 days after the Effective Date.

         16 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the context may require.

         17. Captions. All captions are for convenience only and shall not limit or define the term thereof.

         18. Execution in Several Counterparts. This Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties herein.

         19. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings (written or oral) of the parties in connection herewith.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

attest:                                   LM CAPITAL SECURITIES, INC.


                                          by /s/ Leslie Corley, Pres
-----------------------------------       ---------------------------

attest:                                   GLINT CORPORATION


                                          by /s/ Roma Kidd
-----------------------------------       ---------------------------
                                          Roma Kidd, president

                       ESCROW AGREEMENT INFORMATION SHEET

1.  Issuer:                                              Glint Corporation
2.  State of incorporation or organization:              Delaware
3.  Underwriter:                                         none
4.  Description of the Securities to be offered:         Common Stock
5.  Type of Registration Statement:                      Form SB-2
6.  Number of Securities offered:                        minimum number:     25,000 Shares
                                                         maximum number:    250,000 Shares
7.  Offering Amount:                                     $100,000 minimum
                                                         $1,000,000 maximum
8.  Offering Period                                      90 calendar days
    Extension Period                                     90 calendar days
    Collection Period                                    n/a
9.  Title of the Trust Account                           GLINT CORPORATION TRUST ACCOUNT
10. Fee due on execution of agreement:                   $
    Fee for each check disbursed
    pursuant to the terms of the Escrow
    Agreement (unsuccessful  offering):                  $
    Fee for each subscriber in excess
    of first fifty  subscribers:                         $
    Fee for each check returned pursuant to
    the terms of the Escrow Agreement:                   $
    All other fees will be negotiated
    on the basis of service requirements.
11. Notices to Issuer:    Glint Corporation              cc: Donald F. Mintmire, Esq.
                          Suite 237                          Suite 204
                          2247 Palm Beach Lakes Blvd         265 Sunrise Avenue
                          West Palm Beach, FL 33409          Palm Beach FL 33480
                    attn: Ms. Roma Kidd, President
12. Notices to Trustee:   LM Capital Securities, Inc.
                          Suite 400
                          120 South Olive Avenue
                          West Palm Beach, FL 33401
                   attn: Leslie M. Corley, President